Exhibit 99.1

LIZ CLAIBORNE INC. ANNOUNCES DE-LEVERAGING AND COST MANAGEMENT INITIATIVES

Receives $58.4 Million from Elizabeth Arden for Pre-payment of Certain Royalties and Purchase of the Curve Fragrance Trademarks

Announces Agreement with Li & Fung Limited for U.S. Distribution

New York, NY, August 11, 2011: Liz Claiborne Inc. (NYSE: LIZ) today announced two initiatives in line with the company’s plans to reduce debt and aggressively manage costs.

Debt Reduction Efforts

As part of its efforts to de-leverage the company, Liz Claiborne Inc. amended its long-term license agreement with Elizabeth Arden, allowing Elizabeth Arden to acquire the trademarks for the Curve fragrance brands and selected other smaller fragrance brands. The amendment also includes a lower effective royalty rate associated with the fragrance brands that remain under license, including Juicy Couture and Lucky Brand fragrances, reduces the future minimum guaranteed royalties for the term of the license, and requires a pre-payment of certain royalties.  In connection with this transaction, Elizabeth Arden paid $58.4 million in cash to Liz Claiborne Inc.

Cost Management Initiative

Liz Claiborne Inc. has entered into an agreement with Li & Fung Limited for distribution in the United States for the company’s owned retail stores, as well as for its wholesale business. Upon implementation of this initiative, the company will have significantly reduced its fixed cost base for distribution. Related functions such as logistics and compliance will remain in-house.

Commenting on the announcements, William L. McComb, Chief Executive Officer of Liz Claiborne Inc., said: “On our second quarter earnings call last month we discussed our commitment to meaningfully reducing our debt profile and SG&A costs. As part of the discussion, we acknowledged that we were actively assessing the optionality within our Partnered Brands segment and that we had several irons in the fire - this agreement with Elizabeth Arden being one of those irons. At the heart, this deal is a testament to the successful partnership we have built over the years with Elizabeth Arden. The key benefits to Liz Claiborne Inc. are that it provides a significant cash infusion that we will use to pay down debt, and supports our goal of ending 2011 with lower debt levels than at year end 2010.”

Mr. McComb concluded: “We also noted on the call our plan to close our last remaining company-owned distribution center in the United States and convert that heavily fixed cost base into a variable model as part of a $25M additional cost out from our corporate infrastructure and support areas. This agreement with Li & Fung Limited will allow us this much needed flexibility without sacrificing the service level our customers, our owned retail stores and ultimately our consumers demand.”

About Liz Claiborne Inc.

Liz Claiborne, Inc. designs and markets a global portfolio of retail-based premium brands including Juicy Couture, kate spade, Lucky Brand and Mexx. The Company also has a refined group of department store-based brands with strong consumer franchises including the Monet family of brands, Kensie, Kensiegirl, Mac & Jac, and the licensed DKNY® Jeans and DKNY® Active brands. The Liz Claiborne and Claiborne brands are available at JCPenney, the Liz Claiborne New York brand designed by Isaac Mizrahi is available at QVC, and the Dana Buchman brand is sold at Kohl’s. Visit www.lizclaiborneinc.com for more information.

Liz Claiborne Inc. Forward-Looking Statement

Statements contained herein that relate to the Company’s future performance, financial condition, liquidity or business or any future event or action are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are indicated by words or phrases such as “intend,” “anticipate,” “plan,” “estimate,” “target,” “forecast,” “project,” “expect,” “believe,” “we are optimistic that we can,” “current visibility indicates that we forecast” or “currently envisions” and similar phrases. Such statements are based on current expectations only, are not guarantees of future performance, and are subject to certain risks, uncertainties and assumptions. The Company may change its intentions, belief or expectations at any time and without notice, based upon any change in the Company’s assumptions or otherwise. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. In addition, some risks and uncertainties involve factors beyond the Company’s control. Among the risks and uncertainties are the following: our ability to continue to have the necessary liquidity, through cash flows from operations and availability under our amended and restated revolving credit facility, may be adversely impacted by a number of factors, including the level of our operating cash flows, our ability to maintain established levels of availability under, and to comply with the financial and other covenants included in, our amended and restated revolving credit facility and the borrowing base requirement in our amended and restated revolving credit facility that limits the amount of borrowings we may make based on a formula of, among other things, eligible accounts receivable and inventory and the minimum availability covenant in our amended and restated revolving credit facility that requires us to maintain availability in excess of an agreed upon level; general economic conditions in the United States, Europe and other parts of the world including the impact of debt reduction efforts in the United States; levels of consumer confidence, consumer spending and purchases of discretionary items, including fashion apparel and related products, such as ours; restrictions in the credit and capital markets, which would impair our ability to access additional sources of liquidity, if needed; changes in the cost of raw materials, labor, advertising and transportation, which could impact prices of our products; our dependence on a limited number of large US department store customers, and the risk of consolidations, restructurings, bankruptcies and other ownership changes in the retail industry and financial difficulties at our larger department store customers; our ability to successfully implement our long-term strategic plans; our ability to effect a turnaround of our MEXX Europe business; our ability to sustain recent performance in connection with the re-launch of our LUCKY BRAND product offering and our ability to revitalize our JUICY COUTURE creative direction and product offering; our ability to anticipate and respond to constantly changing consumer demands and tastes and fashion trends, across multiple brands, product lines, shopping channels and geographies; our ability to attract and retain talented, highly qualified executives, and maintain satisfactory relationships with our employees; our ability to effectively transition our distribution function alternative third party solutions, and to realize the cost savings anticipated from the closure of our Ohio distribution facility; our ability to adequately establish, defend and protect our trademarks and other proprietary rights; our ability to successfully develop or acquire new product lines or enter new markets or product categories, and risks related to such new lines, markets or categories; risks associated with the licensing arrangements with J.C. Penney Corporation, Inc. and J.C. Penney Company, Inc. and with QVC, Inc., including, without limitation, our ability to continue a good working relationship with these licensees and possible changes or disputes in our other brand relationships or relationships with other retailers and existing licensees as a result; the impact of the highly competitive nature of the markets within which we operate, both within the US and abroad; our reliance on independent foreign manufacturers, including the risk of their failure to comply with safety standards or our policies regarding labor practices; risks associated with our buying/sourcing agent agreements with Li & Fung Limited, which results in a single foreign buying/sourcing agent for a significant portion of our products; risks associated with our United States distribution services agreement with Li & Fung, which results in a single third party service provider for a significant portion of our United States distribution; a variety of legal, regulatory, political and economic risks, including risks related to the importation and exportation of product, tariffs and other trade barriers, to which our international operations are subject; our ability to adapt to and compete effectively in the current quota environment in which general quota has expired on apparel products, but political activity seeking to re-impose quota has been initiated or threatened; our exposure to foreign currency fluctuations; risks associated with material disruptions in our information technology systems; risks associated with privacy breaches; risks associated with our plans to substantially grow our business in Asia through KATE SPADE’s joint venture with E-Land Fashion China Holdings, Limited and KATE SPADE’s reacquisition of certain distribution rights in (i) the People’s Republic of China via such joint venture and (ii) certain Southeast Asian territories; limitation on our ability to utilize all or a portion of our US deferred tax assets if we experience an “ownership change”; and the outcome of current and future litigations and other proceedings in which we are involved; and such other factors as are set forth in the Company’s 2010 Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q for the quarters ending April 2, 2011 and July 2, 2011, each filed with the Securities and Exchange Commission, including in the section in each report entitled “Item 1A-Risk Factors”.  The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.